UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 24, 2004
                                                           ------------------





                             C&D Technologies, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                                 1-9389                   13-3314599
----------------               --------------------------       -------------
(State or other                (Commission file number)         (IRS empoyer
jurisdiction of                                                 identification
incorporation)                                                  no.)


            1400 Union Meeting Road,
            Blue Bell, Pennsylvania                                   19422
---------------------------------------                              --------
(Address of principal executive offices)                             (Zip code)


       Registrant's telephone number, including area code: (215) 619-2700
                                                           --------------


                                       N/A
                    ----------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

     Reference is made to the press release dated September 24, 2004 which is attached hereto as Exhibit 99.1 and incorporated herein by this reference.


Item 9.01  Financial Statements and Exhibits.

           (c) Exhibits.

           The following exhibit is filed herewith:

           Exhibit No.                        Description

             99.1                Press release issued by C&D Technologies, Inc.
                                 (the "Company") dated September 24, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            C&D TECHNOLOGIES, INC.



Date:  September 24, 2004                 By: /s/ Stephen E. Markert, Jr.
                                              ---------------------------------
                                                  Stephen E. Markert, Jr.,
                                                  Vice President - Finance and
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                    Description

99.1               Press release dated September 24, 2004 issued by the Company.